Exhibit 99.1

Contact:
1-800-882-0052

BlackRock Closed-End Funds Announce Date of 2011 Annual Meeting of Shareholders

New York, February 4, 2011— The BlackRock Closed-End Funds listed below (each a "Fund" and collectively, the "Funds") announced today that each of their 2011 annual meetings of shareholders will be held on July 28, 2011. Additional information regarding deadlines for shareholder proposals made pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and for shareholder proposals and director nominations made pursuant to the Funds' Bylaws, will be filed with the Securities and Exchange Commission by the Funds on a Current Report on Form 8-K.

Trust	Ticker
BlackRock Apex Municipal Fund, Inc.	APX
BlackRock Build America Bond Trust	BBN
BlackRock California Municipal 2018 Term Trust	BJZ
BlackRock California Municipal Income Trust	BFZ
BlackRock Core Bond Trust	BHK
BlackRock Credit Allocation Income Trust III	BPP
BlackRock Credit Allocation Income Trust IV	BTZ
BlackRock Defined Opportunity Credit Trust	BHL
BlackRock Dividend Achievers™ Trust	BDV
BlackRock EcoSolutions Investment Trust	BQR
BlackRock Energy and Resources Trust	BGR
BlackRock Enhanced Dividend Achievers™ Trust	BDJ
BlackRock Floating Rate Income Trust	BGT
BlackRock Florida Municipal 2020 Term Trust	BFO
BlackRock Global Opportunities Equity Trust	BOE
BlackRock Health Sciences Trust	BME
BlackRock High Income Shares	HIS
BlackRock High Yield Trust	BHY
BlackRock Income Opportunity Trust, Inc.	BNA
BlackRock Income Trust, Inc.	BKT
BlackRock Municipal Income Investment Quality Trust	BAF
BlackRock Municipal Income Quality Trust	BYM
BlackRock International Growth and Income Trust	BGY
BlackRock Investment Quality Municipal Income Trust	RFA
BlackRock Investment Quality Municipal Trust, Inc.	BKN
BlackRock Limited Duration Income Trust	BLW
BlackRock Long-Term Municipal Advantage Trust	BTA
BlackRock Maryland Municipal Bond Trust	BZM
BlackRock MuniAssets Fund, Inc.	MUA
BlackRock Municipal 2018 Term Trust	BPK
BlackRock Municipal 2020 Term Trust	BKK
BlackRock Municipal Bond Investment Trust	BIE
BlackRock Municipal Bond Trust	BBK
BlackRock Municipal Income Investment Trust	BBF
BlackRock Municipal Income Trust II	BLE

Trust	Ticker
BlackRock Municipal Income Trust	BFK
BlackRock New Jersey Investment Quality Municipal Trust, Inc.	RNJ
BlackRock New Jersey Municipal Bond Trust	BLJ
BlackRock New Jersey Municipal Income Trust	BNJ
BlackRock New York Municipal Income Quality Trust	BSE
BlackRock New York Investment Quality Municipal Trust, Inc.	RNY
BlackRock New York Municipal 2018 Term Trust	BLH
BlackRock New York Municipal Bond Trust	BQH
BlackRock New York Municipal Income Trust II	BFY
BlackRock New York Municipal Income Trust	BNY
BlackRock Real Asset Equity Trust	BCF
BlackRock S&P Quality Rankings Global Equity Managed Trust	BQY
BlackRock Strategic Bond Trust	BHD
BlackRock Strategic Dividend Achievers™ Trust	BDT
BlackRock Virginia Municipal Bond Trust	BHV
The BlackRock Pennsylvania Strategic Municipal Trust	BPS
BlackRock Corporate High Yield Fund III, Inc.	CYE
BlackRock Corporate High Yield Fund V, Inc.	HYV
BlackRock Corporate High Yield Fund VI, Inc.	HYT
BlackRock Corporate High Yield Fund, Inc.	COY
BlackRock Credit Allocation Income Trust I, Inc.	PSW
BlackRock Credit Allocation Income Trust II, Inc.	PSY
BlackRock Debt Strategies Fund, Inc.	DSU
BlackRock Diversified Income Strategies Fund, Inc.	DVF
BlackRock Enhanced Capital and Income Fund, Inc.	CII
BlackRock Enhanced Government Fund, Inc.	EGF
BlackRock Floating Rate Income Strategies Fund II, Inc.	FRB
BlackRock Floating Rate Income Strategies Fund, Inc.	FRA
BlackRock Muni Intermediate Duration Fund, Inc.	MUI
BlackRock Muni New York Intermediate Duration Fund, Inc.	MNE
BlackRock MuniEnhanced Fund, Inc.	MEN
BlackRock MuniHoldings California Quality Fund, Inc.	MUC
BlackRock MuniHoldings Fund II, Inc.	MUH
BlackRock MuniHoldings Fund, Inc.	MHD
BlackRock MuniHoldings Quality Fund II, Inc.	MUE
BlackRock MuniHoldings Quality Fund, Inc.	MUS
BlackRock MuniHoldings Investment Quality Fund	MFL
BlackRock MuniHoldings New Jersey Quality Fund, Inc.	MUJ
BlackRock MuniHoldings New York Quality Fund, Inc.	MHN
BlackRock MuniVest Fund II, Inc.	MVT
BlackRock MuniVest Fund, Inc.	MVF
BlackRock MuniYield Arizona Fund, Inc.	MZA
BlackRock MuniYield California Fund, Inc.	MYC
BlackRock MuniYield California Quality Fund, Inc.	MCA
BlackRock MuniYield Fund, Inc.	MYD
BlackRock MuniYield Quality Fund III, Inc.	MYI

Trust	Ticker
BlackRock MuniYield Investment Quality Fund	MFT
BlackRock MuniYield Investment Fund	MYF
BlackRock MuniYield Michigan Quality Fund II, Inc.	MYM
BlackRock MuniYield Michigan Quality Fund, Inc.	MIY
BlackRock MuniYield New Jersey Fund, Inc.	MYJ
BlackRock MuniYield New Jersey Quality Fund, Inc.	MJI
BlackRock MuniYield New York Quality Fund, Inc.	MYN
BlackRock MuniYield Pennsylvania Quality Fund	MPA
BlackRock MuniYield Quality Fund II, Inc.	MQT
BlackRock MuniYield Quality Fund, Inc.	MQY
BlackRock Senior High Income Fund, Inc.	ARK
The Massachusetts Health & Education Tax-Exempt Trust	MHE
The BlackRock Strategic Municipal Trust	BSD

BlackRock provides periodic updates on the Funds which can be found on a dedicated web page located in the “Closed-End Funds” section of www.blackrock.com.

About BlackRock

BlackRock is a leader in investment management, risk management and advisory services for institutional and retail clients worldwide. At December 31, 2010, BlackRock’s AUM was $3.561 trillion. BlackRock offers products that span the risk spectrum to meet clients’ needs, including active, enhanced and index strategies across markets and asset classes. Products are offered in a variety of structures including separate accounts, mutual funds, iShares® (exchange traded funds), and other pooled investment vehicles. BlackRock also offers risk management, advisory and enterprise investment system services to a broad base of institutional investors through BlackRock Solutions®. Headquartered in New York City, as of December 31, 2010, the firm has approximately 9,100 employees in 25 countries and a major presence in key global markets, including North and South America, Europe, Asia, Australia and the Middle East and Africa. For additional information, please visit the firm’s website at www.blackrock.com.

Forward-Looking Statements

This press release, and other statements that BlackRock may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to BlackRock’s future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” or similar expressions.

BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.  Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements.  Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

With respect to each Fund, the following factors, among others, could cause actual events to differ materially from forward-looking statements or historical performance: (1) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for the Fund or in the Fund’s net asset value; (2) the relative and absolute investment performance of the Fund and its investments; (3) the impact of increased competition; (4) the unfavorable resolution of any legal proceedings; (5) the extent and timing of any distributions or share repurchases; (6) the impact, extent and timing of technological changes; (7) the impact of legislative and regulatory actions and reforms, including the recently approved Dodd-Frank Wall Street Reform and Consumer Protection Act, and regulatory, supervisory or enforcement actions of government agencies relating to the Fund or BlackRock, as applicable; (8) terrorist activities, international hostilities and natural disasters, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or BlackRock; (9) BlackRock’s ability to attract and retain highly talented professionals; (10) BlackRock’s success in maintaining secondary market support for the Fund; (11) the impact of BlackRock electing to provide support to its products from time to time; (12) the impact of problems at other financial institutions or the failure or negative performance of products at other financial institutions; and (13) the ability of BlackRock to integrate the operations of Barclays Global Investors.

The Annual and Semi-Annual Reports and other regulatory filings of the Funds with the Securities and Exchange Commission (“SEC”) are accessible on the SEC's website at www.sec.gov and on BlackRock’s website at www.blackrock.com, and may discuss these or other factors that affect the Funds. The information contained on our website is not a part of this press release.

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